oTLCAP P-1

                        SUPPLEMENT DATED AUGUST 28, 2000
                              TO THE PROSPECTUS OF
                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
                              DATED JANUARY 1, 2000

The prospectus is amended as follows:

I. All references to Franklin Templeton Trust Company in this prospectus are replaced with Franklin Templeton Bank & Trust.

II. The final paragraph on page 5 is replaced with the following:

  The expense summary shows only the expenses of the fund. The Plans charge you a separate sales charge to compensate Distributors for creating the Plans and to pay selling expenses and commissions to Securities Dealers. We deduct this charge from each investment that you make. The charge will vary according to the size of your plan investment amount. For example, on a $100 per investment Plan, $50 is deducted from each of the first 12 investments. After that, the charge drops to $6.07 on each subsequent investment. For details concerning sales charges, see the accompanying prospectus for the Plans.

III. The "Street or Nominee Accounts" on page 11 is deleted.




                Please keep this supplement for future reference.